Exhibit 23.7(a)

CONSENT OF NORDIC SHIPPING AS

Knightsbridge Shipping Limited
Par-la-Ville Place
14 Par-la-Ville Road
Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

Knightsbridge Shipping Limited Par-la-Ville Place 14 Par-la-Ville Road Hamilton, HM 08 Bermuda Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited dated 30th September, 2014 and 29th September 2014, respectively (the “Appraisal Reports”) as Appendix G to Pre-Effective Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

For and on behalf of
Nordic Shipping AS
By:	/s/Søren L. Greve
Name: Søren L. Greve
Title: Managing Director

January 22, 2015

Exhibit 23.7(b)
CONSENT OF RS PLATOU ASA
Knightsbridge Shipping Limited
Par-la-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08
Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited dated October 13, 2014 and Golden Ocean Group Limited dated September 30, 2014 (the "Appraisal Reports") as Appendix G to Pre-Effective Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-200319) (the "Registration Statement") and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the "Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only.  We also consent to the reference to us under the heading "Experts" in such Registration Statement.

RS Platou ASA

By:	/s/ Thomas Holst Argel
Name:	Thomas Holst Argel
Title:	Senior Partner

January 22, 2015

Exhibit 23.7(c)

CONSENT OF FEARNLEYS AS

Knightsbridge Shipping Limited
Par-la-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08
Bermuda

Re : Registration  Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited both dated September 30, 2014 (the “Appraisal Reports”) as Appendix G to Pre-Effective Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333- 200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal  Reports in the joint  proxy statement/prospectus forming part of the Registration  Statement (the “Joint Proxy Statement/Prospectus”).  The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only.  We also consent to the reference to us under the heading “Experts” in such Registration Statement.
Fearnleys AS

By:	/s/ Harvard Sjursen Lie
Name:	Harvard Sjursen Lie
Title:	Shipbroker

January 22, 2015

Exhibit 23.7(d)
CONSENT OF ARROW SALE AND PURCHASE (UK) LTD
Knightsbridge Shipping Limited
Par-la-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08
 Bermuda
Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited
We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited both dated September 23, 2014 (the “Appraisal Reports”) as Appendix G to Pre-Effective Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333- 200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus”). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only.  We also consent to the reference to us under the heading “Experts” in such Registration Statement.
Arrow Valuations (UK) Ltd.

By:	/s/ Douglas Reith
Name:	Douglas Reith
Title:	Director Arrow Sale and Purchase (UK) Ltd

January 22, 2015